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                                                                  EXHIBIT (23)-4

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Current Report on Form 8-K of The Banc Corporation to our report dated February 13, 1998 with respect to the financial statements of Commerce Bank of Alabama for the year ended December 31, 1997 included in The Banc Corporation's Registration Statement on Form S-4 (Commission File No. 333-58493) filed with the Securities and Exchange Commission.

                                             /s/  MAULDIN & JENKINS, LLC
                                             -----------------------------------
                                                  MAULDIN & JENKINS, LLC

November 13, 1998